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                                                                    Exhibit 23.2

INDEPENDENT AUDITORS' CONSENT

We consent to the inclusion in Exhibit 99.6 to this Amendment No. 1 to Registration Statement No. 333-69880 of Mikohn Gaming Corporation on Form S-4 of our report dated February 26, 2000 (December 12, 2001 as to the consolidating condensed financial statements), and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



DELOITTE & TOUCHE LLP


Las Vegas, Nevada
December 12, 2001